UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October19, 2018

NEWBRIDGE GLOBAL VENTURES, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-11730	84-1089377
(State or other jurisdiction of incorporation)	Commission File Number	(I.R.S. Employer Identification number)

626 East 1820 North

Orem, UT 84097

               (Address of Principal Executive Offices)

801-362-2115

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

Reference is made to the disclosure set forth under Item 5.02 of this report, which disclosure is incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers, Election of Directors, Appointment of Certain Officers; Compensatory Agreements of Certain Officers.

On October 17, 2018, the Board of Directors of Newbridge Global Ventures, Inc. (the “Company”) appointed Dr. John A. MacKay as the President of its subsidiary Elevated Education, Inc. (“Elevated”) and as President of its wholly-owned subsidiary 5Leaf, LLC (“5Leaf”). The Board authorized Elevated and 5Leaf each to enter into an employment agreement with Dr. MacKay.

The employment agreement with Elevated (the “Elevated Agreement”) provides that Dr. MacKay will receive a salary of $3,000 per month. The term of the Elevated Agreement is from October 22, 2018 until December 31, 2018 subject to extension as mutually agreed upon by the parties. The Elevated Agreement also provides that Dr. MacKay will receive options to purchase an aggregate of 10% of the capital stock of Elevated vesting over a three-year period.

The foregoing summary of the Elevated Agreement does not purport to be complete and is qualified in its entirety by reference to the Elevated Agreement attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

The employment agreement with 5Leaf (the “5Leaf Agreement”) provides for a salary of $10,000 per month. The term of the 5Leaf Agreement is from October 22, 2018 until December 31, 2018 subject to extension as mutually agreed upon by the parties. The 5Leaf Agreement also provides that Dr. MacKay will receive options to purchase membership interests equal to an aggregate of 3% of 5Leaf’s outstanding membership interests vesting over a three-year period.

The foregoing summary of the 5Leaf Agreement does not purport to be complete and is qualified in its entirety by reference to the 5Leaf Agreement attached as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

In connection with both employment agreements, Dr. MacKay entered into a confidentiality invention assignment and non-competition agreement. In addition, the Company’s consulting agreement with Synergistic Technologies Associates, LLC, effective August 1, 2018, pursuant to which Dr. MacKay provided certain consulting services to the Company is deemed terminated and of no further force or effect.

Item 9.01.  Financial Statements and Exhibits.

(d)         Exhibits

The exhibits listed below are furnished as Exhibits to this Current Report on Form 8-K.

Exhibit No.	Description
10.1	Employment Agreement dated October 17, 2018, by and among the Company, Elevated Education, Inc. and John MacKay
10.2	Employment Agreement dated October 17, 2018, by and among the Company, 5Leaf LLC and John MacKay

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NewBridge Global Ventures, Inc. (Registrant)

Dated: October 19, 2018	By: /s/ Robert Bench Name: Robert Bench Title: Principal Executive Officer